UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14 (a) of the Securities Exchange
                          Act of 1934 (Amendment No. )

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[x] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to (S) 240.14a-11 ( c) or (S) 240.14a-12

                            Heritage Bankshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:

Reg. (S) 240.14a-101.
SEC 1913 (3-99)

Heritage Bankshares, Inc.
200 East Plume Street
Norfolk, Virginia 23510
Telephone (757) 523-2600


April 20, 2001

Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Heritage Bankshares, Inc. to be held on Tuesday, May 22, 2001, at 11:00 a.m.

         This year the meeting will be held at the Heritage Bank & Trust, Ocean View Branch, 735 East Ocean View Avenue, Norfolk, Virginia 23503.

         The purposes of this meeting are set forth in the enclosed proxy statement. In addition, we will present a report on the activities of the Corporation and give you an opportunity to ask questions of your Management and Directors.

         WHETHER OR NOT YOU PLAN TO ATTEND, YOU CAN BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY PROMPTLY COMPLETING, SIGNING AND RETURNING YOUR PROXY FORM.

Sincerely,

Robert J. Keogh                             Peter M. Meredith, Jr.
President                                   Chairman of the Board

HERITAGE BANKSHARES, INC.
200 East Plume Street o Norfolk, Virginia 23510
Telephone (757) 523-2600
(Mailing Address of Principal Executive Offices)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 22, 2001

         The Annual Meeting of the Stockholders of Heritage Bankshares, Inc., will be held at the Heritage Bank & Trust, Ocean View Branch, 735 East Ocean View Avenue, Norfolk, Virginia, at 11:00 a.m. local time on Tuesday, May 22, 2001, for the following purposes:

                  (1) To elect four directors for a term of three years: James
         A. Cummings, Robert J. Keogh, Peter M. Meredith, Jr., Harvey W. Roberts, III

                  (2) To ratify the appointment by the Board of Directors of Witt, Mares & Company, PLC as independent accountants of the Corporation for the year ending December 31, 2001;

                  (3) To transact such other business as may properly come before the meeting.

         Stockholders of record at the close of business on March 22, 2001, are entitled to notice of, and to vote at, the meeting or any adjournment thereof. Be it further advised that Stockholders are simultaneously being furnished with a copy of the Annual Report for the year ending December 31, 2000.

By order of the Board of Directors,




Robert J. Keogh                                      Peter M. Meredith, Jr.
President                                            Chairman of the Board

Norfolk Virginia
April 20, 2001

IMPORTANT NOTICE:
         TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON.

HERITAGE BANKSHARES, INC.
200 East Plume Street o Norfolk, Virginia 23510
Telephone (757) 523-2600

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

         This proxy statement is furnished in connection with the solicitation by the management of Heritage Bankshares, Inc., (hereinafter referred to as the "Corporation"), on behalf of the Board of Directors, of proxies to be voted at the Annual Meeting of Stockholders of the Corporation to be held May 22, 2001, or any adjournment thereof. The cost of this solicitation will be borne by the Corporation. Proxies may be solicited by regular employees of the corporation or its subsidiary at a nominal cost by telephone or visit and brokers and nominees will be reimbursed for their expenses in soliciting proxies from beneficial owners.

         All properly executed proxies in the accompanying form received by the Corporation prior to the meeting will be voted at the meeting in accordance with any direction noted thereon. Any proxy may be revoked at any time before it is exercised.

         As of March 22, 2001, the record date for the determination of stockholders entitled to notice of and to vote at the meeting, there were 775,325 shares of common stock of the Corporation issued and outstanding. Each share is entitled to one vote on all matters that may come before the meeting. This proxy statement and the enclosed form of proxy are first being sent to stockholders on or about April 20, 2001.

         With respect to any action to be taken at the Annual Meeting, other than the election of directors (which election will be determined by a plurality of votes cast), the affirmative rate of a majority of those shares present and voting on the action will be required.

         The Corporation will provide without charge, on the written request of any stockholder, a copy of its annual report for the fiscal year ended December 31, 2000, or Form 10-K, including the financial statements and the schedules attached thereto, which report has been filed with the Securities and Exchange Commission. Stockholders of record on March 22, 2001, and beneficial owners of such securities should submit requests for this report to Catherine P. Jackson, Chief Operating Officer, Corporate Finance, 1450 South Military Highway, Suite l, Chesapeake, Virginia 23320.

PERSONS OWNING IN EXCESS OF FIVE PERCENT
OF OUTSTANDING COMMON STOCK

         Set forth in the table below is information as of March 22, 2001, with respect to persons known to the Company to be the beneficial owners of more than five percent of the Corporation's issued and outstanding common stock:

                                Number of Shares
                                Of Common Stock
     Name and Address           Beneficially Owned        Percent of Class
     ----------------           ------------------        ----------------

     Peter M. Meredith, Jr.          46,626                    6.01%
     5320 Edgewater Dr.
     Norfolk, Virginia 23508

(1) Includes 10,960 shares held by Meredith Realty Company, L.L.C., 13,808 shares held by Pomar Holding, L.L.C. and 3,000 shares held by Meredith Realty Associates.


ELECTION OF DIRECTORS

         The bylaws currently provide for fourteen directors. The terms of James
A. Cummings, Robert J. Keogh, Peter M. Meredith, Jr., and Harvey W. Roberts, III expire at this meeting.

         The Nominating Committee at its meeting on January 24, 2001, recommended the hereinafter listed nominees to serve as directors of the Corporation.

         It is the intention of the persons named in the accompanying form of proxy, unless stockholders specify otherwise by their proxies, to vote for the election of the nominees named below. Although the Board of Directors does not expect that any of the persons named will be unable to serve as a director, should any of them be unable to accept nomination or election, it is intended that shares represented by the accompanying form of proxy will be voted by the proxy holders for such other person or persons as may be designated by the present Board of Directors.

         Certain information concerning the nominees is set forth as furnished by them.

NOMINEES


                                                                                                Shares of the Corporation
                                                                                                Owned Beneficially,
                                                                                                Directly or Indirectly, on
                                            Principal Occupation                                March 22, 2001(1), and %
                                            or Employment                                       of Outstanding Shares
                                            During Last Five Years                              --------------------------
                                            Class I (to serve until the 2004            Director          Common
         Name                       Age     Annual Meeting of Stockholders)             Since             Stock
         ----                       ---     -------------------------------             -----             -----

James A. Cummings                   58      President,                                  1992              6,128 (2)
2073 Thomas Bishop Lane                     Southern Atlantic Label Company, Inc.                         0.79%
Virginia Beach, VA 23454

Robert J. Keogh                     52      President and Chief Executive Officer,      1988              45,995 (3)
6146 Sylvan Street                          Heritage Bank & Trust                                         5.93%
Norfolk, VA 23508

Peter M. Meredith, Jr.              49      Chairman and Chief Executive Officer,       1992              46,626 (4)
5320 Edgewater Drive                        Meredith Construction Company, Inc.                           6.01%
Norfolk, VA 23508

Harvey W. Roberts, III              56      Certified Public Accountant                 1993              29,792 (5)
7612 North Shore Road                       McPhillips, Roberts & Deans, PLC                              3.84%
Norfolk, VA 23508

(1) In calculating the number of shares of common stock which are beneficially owned (and thus the percentage of common stock beneficially owned) a person is deemed to own common stock if that person has the right to acquire beneficial ownership of common stock within sixty (60) days through the exercise of any option, warrant or right, or through the conversion of any security.

(2) Includes 1,500 shares owned jointly with his wife. Also includes 3,765 shares owned by Scott & Stringfellow for Mr. Cummings.

(3) Includes (a) 1,335 shares owned jointly with his wife and (b) 37,300 issuable upon exercise of options to purchase shares pursuant to the Stock Option Plan for employees of the Company. See "Compensation Pursuant to Plans."

(4) Includes (a) 10,960 shares held as Meredith Realty Company, LLC., (b) 13,808 shares held as Pomar Holding, LLC and (c) 3,000 shares held as Meredith Realty Associates.

(5) Includes (a) 17,280 shares owned by his wife and (b) 3,000 shares owned jointly with his wife.

OTHER DIRECTORS

                                                                                                          Shares of the Corporation
                                                                                                          Owned Beneficially,
                                                                                                          Directly or Indirectly, on
                                                                                                          March 22, 2001, and %
                                                                                                          of Outstanding Shares
                                                     Principal Occupation                                 --------------------------
                                                     or Employment                               Director          Common
Name                                Age              During Last Five Years                      Since             Stock
----                                ---              ----------------------                      -----             -----
Lisa F. Chandler                    46               Executive Vice President,                   1998              642
6127 Studeley Avenue                                 Nancy Chandler Associates, Inc.                               0.08%
Norfolk, VA 23508

F. Dudley Fulton                    52               President and Chief Executive Officer,      1991              5,300
5306 Lakeside Avenue                                 Henderson & Phillips/USI                                      0.68%
Virginia Beach, VA 23451

Henry U. Harris, III                49               President,                                  1992              31,305 (1)
1503 North Shore Road                                Virginia Investment Counselors, Inc.                          4.04%
Norfolk, VA 23505

Stephen A. Johnsen                  55               President and Chief Executive Officer,      1988              3,618 (2)
P.O. Box 48                                          Flagship Group, Ltd.                                          0.47%
Pungoteague, VA 23422

Gerald L. Parks                     67               Chairman and Chief Executive Officer,       1987              5,195 (3)
27307 Evergreen Lane                                 Capes Shipping Agencies, Inc.                                 0.67%
Harborton, VA 23389

Ross C. Reeves                      52               Attorney,                                   1994              4,142 (4)
1068 Algonquin Road                                  Willcox & Savage, P.C.                                        0.53%
Norfolk, VA 23505

(1) Includes (a) 3,555 shares owned jointly with his wife. Also included (b) 4,249 shares held as custodian for others.

(2) Includes 1,650 owned jointly with his wife.

(3) Includes 4,614 shares owned jointly with his wife.

(4) Includes 3,142 shares held as custodian for others.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Corporation has standing Executive, Compensation and Audit Committees and a specially appointed Nominating Committee. The members of the Nominating Committee are Henry U. Harris, III, Chairman, Ross C. Reeves, Harvey
W. Roberts, III, Peter M. Meredith, Jr., and Robert J. Keogh. The Executive Committee of the Corporation periodically performs certain duties that the Nominating Committee would perform. The Nominating Committee will receive and consider nominations recommended by the Stockholders provided: (a) the nominations are made in writing, (b) the nominee is notified in advance of such recommended nomination, and (c) the nominee agrees in advance to serve if elected.

         The Board of Directors held twelve meetings during the year ending December 31, 2000. During such year each of the Directors attended at least 75 percent of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

         Compensation of Directors. Directors of the Corporation and Directors of Heritage Bank & Trust receive $400 for each Board of Directors meeting attended and $100 for each committee meeting attended.

         The members of the Executive Committee appointed in 2000 and still serving in that capacity are Peter M. Meredith, Jr., Chairman, Henry U. Harris, III, Stephen A. Johnsen, Harvey W. Roberts, III, and Robert J. Keogh. The Executive Committee met one or more times during the year ended December 31, 2000. The 2000 Compensation Committee members were F. Dudley Fulton, Chairman, Peter M. Meredith, Jr., Stephen A. Johnsen, Gerald L. Parks, and Robert J. Keogh. They met one or more times during the year ended December 31, 2000.

Audit Committee Report

         The Company's Audit Committee currently has three members, Harvey W. Roberts, III, Chairman, Ross C. Reeves and Henry U. Harris, III. Each of the members of the Audit Committee is an "independent director" under the rules of the national Association of Securities Dealers. The Audit Committee met three times in the year ended December 31, 2000. The Audit Committee's responsibilities are described in a written policy statement and charter that was adopted by the Company's Board of Directors and is attached to this Proxy Statement as an Appendix.

         The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2000 with the company's management. The Audit committee has discussed with Goodman & Company, LLP, the Company's independent accountants, the matters required to be discussed by SAS 61, Communication With Audit Committees. The Audit Committee has received the written disclosures and the letter from Goodman & Company, LLP required by Independence Standards Board Standard No.1, Independence Discussions with Audit Committees, and has discussed with Goodman & Company, LLP the independence of Goodman & Company, LLP. Based on the review and discussions described in this paragraph, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements for the year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with Securities and Exchange Commission.

Auditor Fee Information

         Audit Fees. The aggregate fees billed by Goodman & Company, LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year was $41,350.00.

         Financial Information Systems Design and Implementation Fees/All Other Fees. There were no fees billed by Goodman & Company, LLP for professional services related to financial information systems design and implementation for the Company or any other fees for the fiscal year ended December 31, 2000.

         The Audit Committee of the Board of Directors has considered whether the provision of the services covered by "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of Goodman & Company, LLP.

                        COMPENSATION OF EXECUTIVE OFFICER



                           SUMMARY COMPENSATION TABLE

                             Annual Compensation
Name and                     -------------------        Other            Stock
Principal                                               Annual           Options
Position             Year    Salary       Bonus         Compensation(1)  Granted
--------             ----    ------       -----         ---------------  -------

Robert J. Keogh      2000    $125,000     $31,000       $4,800           1,950
President, Chief     1999    $97,190      $29,800       $4,800           3,900
Executive Officer    1998    $97,190      $34,800       $4,800            -

(1) Represents director's fees
In addition, the Company provides Mr. Keogh with an automobile.



               OPTION EXERCISES IN 2000 AND YEAR-END OPTION VALUES
                                                                     Value of Unexercised
                 Shares              Number of Unexercised Options   In-the-money Options
                 Acquired                  at Year-End (1)              at Year-End (1)
                 On        Value           ---------------              ---------------
Name             Exercise  Realized     Exercised  Unexercisable    Exercisable  Unexercisable
----             --------  --------     ---------  -------------    -----------  -------------
Robert J. Keogh  3,900      $21,567       37,300      4,550           $111,624     ($5,908.50)

(1) The values shown in the table are based on the $11.38 per share closing price of the Company's Common Stock on December 31, 2000, less the exercise price of the options.





                             OPTIONS GRANTED IN 2000

                  Number of      % of Total
                  Securities     Options/SARs
                  Underlying     Granted to
                  Options/SARs   Employees in   Exercise or Base
 Name             Granted        Fiscal Year    Price ($/Sh)     Expiration Date
 ----             -------        -----------    ------------     ---------------

Robert J. Keogh   4,500          13.60%         $14.50           9/01/09

COMPENSATION PURSUANT TO PLANS

         EMPLOYEE STOCK OPTION PLAN. As of December 31, 2000, stock options for 99,950 shares are outstanding and, of these shares, 79,800 are exercisable. Options are granted and are exercisable at option prices ranging from $4.60 to $14.50 per share.

         NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN. As of December 31, 2000, stock options for 18,000 shares are outstanding and, of these, none are exercisable. Options are exercisable at $12.30 per share.

         DEFERRED COMPENSATION PLAN. In 1985, the Bank entered into a deferred compensation and retirement arrangement with seven directors and one officer. Each participant is fully vested. The Corporation's policy is to accrue the estimated amounts to be paid under the contracts over the expected period of active employment. The Bank has purchased life insurance contracts in order to fund the expected liabilities under the contracts.

         Upon reaching age 70, each participant will receive a retirement benefit ranging from $391 to $3,355 per month for each of the next 120 months. If the participant dies prior to reaching age 70, his beneficiary will begin receiving the monthly retirement benefits. The bank has purchased life insurance contracts in order to fund the expected liabilities under the deferred compensation arrangements. As of December 31, 2000. Heritage Bank & Trust had accrued $133,736 to reflect the anticipated liability.

         In 1990, Robert J. Keogh, President of Heritage Bank & Trust, became a participant in the Heritage Bank & Trust Executive Security Plan. In the event Mr. Keogh dies before he is 65 years old, his beneficiary will receive monthly payments of $4,167 for each of the next 180 months. Upon Mr. Keogh's retirement, he will receive $4,167 per month for each of the next 180 months or until his death, and thereafter, his beneficiary will receive such retirement benefits. The Corporation intends to fund this obligation through insurance. As of December 31, 2000, $97,470 was accrued to reflect the anticipated liabilities under the contract.

         EMPLOYEE STOCK OWNERSHIP PLAN. Effective January 1, 1998, the Board of Directors adopted an Employees' Stock Bonus Plan (the "ESOP"). The ESOP covered substantially all employees, whereby funds contributed were used to purchase outstanding common stock of the Company. Contributions are allocated to the participants based on employee/participant's annual compensation. Employee participants in the ESOP include all employees who have completed six months of service beginning with the effective date of the ESOP. Benefits are with respect to the benefits under the ESOP in three years and the vested percentage increases annually, reaching 100% after seven years. Participants are automatically 100% vested in the ESOP upon reaching age 65, death or disability. Participants vote all shares allocated to their respective accounts and the trustees of the ESOP vote any unallocated shares. The Board of Directors of the Company has the right to amend or terminate the ESOP at any time. The Company expensed $18,000 for plan contributions for the years ended December 31, 2000 and 1999.

         401K RETIREMENT PROGRAM. Effective January l, 1993, the Board of Directors adopted a Retirement Program (the "401K"). The Corporation may contribute cash to the 401K annually, as determined each year by the Board of Directors. Contributions to the 401K are allocated to its participants based on the employee/participants' contributions to the plan. Eligible participants in the 401K include all employees who have completed six months of service (500 hours) beginning with the effective date of the 401K. Benefits will be payable upon separation from service or upon retirement, disability or death. Employees are 20% vested with respect to the benefits under the 401K in two years and the vested percentage is increased annually, reaching 100% after six years. Participants are automatically 100% vested in the 401K upon reaching age 65, death or disability. The Corporation has the right to amend or terminate the 401K. The Corporation accrued $65,000 for a contribution to the plan as of December 31, 200. The accrued contribution as of December 31, 1999 was $56,000.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Many directors of the Corporation and Heritage Bank & Trust and their associates, including firms and corporations of which they are officers or directors; or in which they and their immediate families have a substantial interest, are customers of Heritage Bank & Trust. As such, they have had transactions with the bank, including loans made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable loans to other parties. Such loans have not involved more than the normal risk of collectibility or other unfavorable features. See related party loan and deposit disclosures in Note 13 of the Consolidated Financial Statements.

         Heritage Bank & Trust occupies 7,581 square feet of a building located at 1450 South Military Highway in Chesapeake, Virginia. The building is owned by IBV Partners, L.P., a Virginia limited partnership, which has as its sole general partner IBV Real Estate Holdings, Inc., a wholly-owned subsidiary of the Corporation. Former and current directors of Heritage Bankshares, Inc. and Heritage Bank & Trust own an aggregate of approximately 34% of the partnership interests. IBV Partners, L.P. and Heritage Bank & Trust entered into a lease in December 1986, which was modified in December 1998. See disclosures regarding the lease commitment in Note 12 of the Consolidated Financial Statements.

         The Corporation and Heritage Bank & Trust purchase various types of business insurance through the Flagship Group, LTD, of which Stephen A. Johnsen is President. Mr. Johnsen is a director and Secretary of the Corporation. Insurance premiums paid to the Flagship Group LTD as agent for commercial insurance providers was $27,654 during 2000. The Bank has also sold securities to the Flagship Group LTD under agreements to repurchase, which constitute approximately 59% of the securities sold under agreements to repurchase at December 31, 2000. See Note 9 of the Consolidated Financial Statements for additional information.

         Heritage Bank & Trust has retained the law firm of Willcox & Savage, P.C. in connection with certain legal representations and expects to continue to do so in the future. Ross C. Reeves, a director of the Corporation is an attorney in the law firm. Fees paid to Willcox & Savage, P.C. by Heritage Bank & Trust were $9,028 in 2000.

APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         Subject to ratification, the Board of Directors upon recommendation of the Audit Committee, has appointed the firm of Witt, Mares & Company PLC, Certified Public Accountants, One Columbus Center, Virginia Beach, Virginia 23462, as independent auditors to make an examination of the accounts of the Corporation for the year 2001. A representative of the firm will be present at the annual meeting and will be available to respond to appropriate questions.

         Goodman & Company, L.L.P. served as the Corporation's independent accountants and auditors from March 6, 1986 and March 28, 2001.

         The Board of Directors, recommends that the shareholders vote "FOR" such a ratification and your proxy will be so voted unless you specify otherwise. If the shareholders do not ratify this appointment, the Board upon recommendation of the Audit Committee will appoint other certified public accountants.


STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the next annual meeting must be received by the Secretary of the Corporation no later than December 21, 2001, in order to be included in the proxy materials for the next annual meeting.


OTHER BUSINESS

         If any other matters come before the meeting, not referred to in the enclosed Proxy, including matters incident to the conduct of the meeting, the Proxies will vote the shares represented by the Proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting as of the date of the preparation of this Proxy Statement.
By Order of the Board of Directors,





Robert J. Keogh                                      Peter M. Meredith, Jr.
President                                            Chairman of the Board


Norfolk, Virginia
April 20, 2001

                                    APPENDIX
                             AUDIT COMMITTEE CHARTER

Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

      o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.
      o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.
      o Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.
      o Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.
      o Receive prior to each meeting a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.
      o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

      o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.
      o Submit the minutes of all meetings of the audit committee to or discuss the matters discussed at each committee meeting with the board of directors.
      o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if in its judgment, that is appropriate.

PLEASE VOTE - YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, please fill in, sign and mail the proxy. It is Important that you return your Proxy as soon as possible to assure that your proxy will be voted and to avoid the additional expense of further solicitation.





HERITAGE BANKSHARES, INC.

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                           HERITAGE BANKSHARES, INC.
                            Norfolk, Virginia 23510
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 22, 2001

        The undersigned hereby appoints F. Dudley Fulton, Chairman and James A. Cummings, and each of them as proxies (and if the undersigned is a proxy, as substitute proxies), each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of HERITAGE BANKSHARES, INC., held of record by the undersigned on March 22, 2001, at the Annual Meeting of Stockholders to be held on May 22, 2001, or at any adjournment thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY  RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2


1.   ELECTION OF DIRECTORS FOR THE TERMS SPECIFIED IN THE PROXY STATEMENT
     [ ] For all nominees listed below (except as marked to the contrary below)
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.
         James A. Cummings, Robert J. Keogh, Peter M. Meredith, Jr., Harvey W. Roberts, III
     (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

     ------------------------------------------------------------------------

2. RATIFICATION of selection of Witt, Mares & Company, PLC as independent accountants, as proposed in the Proxy Statement.

     [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business, and matters incident to the conduct of the meeting, as may properly come before the meeting.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 1 and 2


PLEASE SIGN exactly as your name appears hereon. When shares are held by joint tenants, only one of such persons need sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         Please mark, sign, date and return proxy card promptly.

                         Date_____________________________________________, 2001


                         -------------------------------------------------------
                                             Signature

                         -------------------------------------------------------
                                             Signature
                         [ ] Will attend meeting.   [ ] Will NOT attend meeting